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                                                                   Exhibit 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-86999, No. 333-90591 and No. 333-31988) of
iVillage Inc. of our report dated February 6, 2001 relating to the consolidated financial statements and financial statement schedule of iVillage Inc., which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
New York, New York
March 19, 2001